UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) February 7, 2005

                             CHARMING SHOPPES, INC.
             (Exact name of registrant as specified in its charter)


       PENNSYLVANIA                     000-07258                 23-1721355
(State or other jurisdiction    (Commission File Number)        (IRS Employer
      of incorporation)                                      Identification No.)


      450 WINKS LANE, BENSALEM, PA                                      19020
(Address of principal executive offices)                              (Zip Code)


        Registrant's telephone number, including area code (215) 245-9100

                                 NOT APPLICABLE
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simul-taneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01. Entry into a Material Definitive Agreement.

     On February 7, 2005, Charming Shoppes, Inc. (the "Company") granted restricted stock and performance share awards to Dorrit J. Bern, the Company's Chief Executive Officer, and to Joseph M. Baron, Anthony A. DeSabato, Eric M. Specter, and Colin D. Stern, the other executive officers who were named in the Company's 2004 Proxy Statement and/or who are expected to be named in the Company's 2005 Proxy Statement (the "Executive Officers"). These grants were made pursuant to the Charming Shoppes, Inc. 2004 Stock Award and Incentive Plan (the "2004 Plan"), which was approved by the Company's Board of Directors on April 30, 2004 and by the Company's shareholders on June 24, 2004. In addition to approving the plan, shareholders also approved, among other things, the material terms of certain awards that may be granted under the 2004 Plan to the named Executive Officers in order to meet the requirement for such awards to qualify as "performance-based" under Section 162(m) of the Internal Revenue Code. The 2004 Plan was filed with the Securities and Exchange Commission on May 19, 2004 as Appendix "B" to the Company's 2004 Proxy Statement Pursuant to
Section 14 of the Securities Exchange Act of 1934. Following is a brief description of the general terms of the restricted stock and performance share awards, which is qualified in its entirety by reference to the full text of the 2004 Plan filed as "Appendix B" to the Company's 2004 Proxy Statement and by reference to the full text of the Forms of Restricted Stock Agreement and Performance Share Agreement filed as Exhibits under Section 9.01 of this Report on Form 8-K.

Restricted Stock Agreement

     The Company granted to Ms. Bern restricted shares of its common stock under the Form of Restricted Stock Agreement filed as Exhibit 99.1 to this Report on Form 8-K. The restricted shares are subject to a two-year restricted period commencing on the date of grant. In general, the shares of restricted stock are subject to forfeiture during the restricted period upon termination of employment for any reason other than death, disability, retirement, termination by the employee for good reason, or termination by the Company for reasons other than cause. The terms "disability," "good reason," and "cause" have the meanings ascribed to such terms in the Employment Agreement by and between the Company and Dorrit J. Bern dated as of January 1, 2005 (the "Employment Agreement"), filed as Exhibit 99.1 to the Company's Report on Form 8-K dated January 3, 2005 and filed on January 4, 2005. In addition, the lapse of restrictions on shares issued under the Restricted Stock Agreement will be accelerated if Ms. Bern resigns for good reason, is terminated without cause, dies, or becomes disabled, or in the event of a change in control of the Company (as defined in the Employment Agreement), and the restricted shares will vest immediately. A non-renewal of the Employment Agreement by the Company will be treated as a termination for good reason. If the employee elects to defer any of the restricted shares pursuant to the Company's Variable Deferred Compensation Plan for Executives or a successor plan (the "Deferred Compensation Plan"), the terms of the Deferred Compensation Plan will govern the timing of payment of vested restricted shares.

     The Company granted to the remaining Executive Officers, restricted shares of its common stock under the Form of Restricted Stock Agreement filed as
Exhibit 99.2 to this Report on Form 8-K. Restrictions on the shares lapse as to 33% of the total number of shares granted on each of the third and fourth anniversaries of the date of grant, and as to 34% of the total number of shares granted on the fifth anniversary of the date of grant. In general, the shares of restricted stock are subject to forfeiture during the restricted period upon termination of employment for any reason other than death, permanent disability, retirement, or involuntary termination by the Company for reasons other than cause (as defined in the Restricted Stock Agreement). In addition, the lapse of restrictions on shares issued under the Restricted Stock Agreement will be accelerated in the event of a change in control of the Company (as defined in the Restricted Stock Agreement), and the restricted shares will vest immediately. If the employee elects to defer any of the restricted shares pursuant to the Deferred Compensation Plan, the terms of the Deferred Compensation Plan will govern the timing of payment of vested restricted shares.


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


Performance Share Agreement

     The Company granted to Ms. Bern, restricted stock units with respect to shares of its common stock under the Form of Performance Share Agreement filed as Exhibit 99.3 to this Report on Form 8-K. The actual number of shares that will vest and be distributed pursuant to the Performance Share Agreement will depend on the Company's achievement of certain performance goals over a three-year performance period or the satisfaction of other conditions described in the Performance Share Agreement. The performance goal relates to the Company's achievement of a specified level of cumulative free cash flow (as defined in the Performance Share Agreement), and provides for 100% vesting upon achievement of the target amount, 50% vesting upon achievement of a minimum amount, and 200% vesting upon achievement of a maximum amount, with interpolation between these measuring points. The restricted stock units generally vest on February 2, 2008, subject to continued employment with the Company and to the Company's achievement of the performance goals specified in the Performance Share Agreement. In general, the restricted stock units are subject to forfeiture during the restricted period upon termination of employment for any reason other than death, disability, retirement, termination by the employee for good reason, or termination by the Company for reasons other than cause. The terms "disability," "good reason," and "cause" have the meanings ascribed to such terms in the Employment Agreement by and between the Company and Dorrit J. Bern dated as of January 1, 2005 (the "Employment Agreement"), filed as Exhibit 99.1 to the Company's Report on Form 8-K dated January 3, 2005 and filed on January 4, 2005. In addition, the lapse of restrictions on restricted stock units under the Performance Share Agreement will be accelerated if Ms. Bern resigns for good reason, is terminated without cause, dies or becomes disabled, or in the event of a change in control of the Company (as defined in the Employment Agreement), and shares of common stock equal to the Target Shares (as defined in the Performance Share Agreement) will vest immediately. A non-renewal of the Employment Agreement by the Company will be treated as a termination for good reason. If the employee elects to defer any of the performance shares pursuant to the Company's Variable Deferred Compensation Plan for Executives or a successor plan (the "Deferred Compensation Plan"), the terms of the Deferred Compensation Plan will govern the timing of payment of vested shares.

     The Company granted to the remaining Executive Officers, restricted stock units with respect to shares of its common stock under the Form of Performance Share Agreement filed as Exhibit 99.4 to this Report on Form 8-K. The actual number of shares that will vest and be distributed pursuant to the Performance Share Agreement will depend on the Company's achievement of certain performance goals or the satisfaction of other conditions described in the Performance Share Agreement. The performance goal relates to the Company's achievement of a specified level of cumulative free cash flow (as defined in the Performance Share Agreement), and provides for 100% vesting upon achievement of the target amount, 50% vesting upon achievement of a minimum amount, and 200% vesting upon achievement of a maximum amount, with interpolation between these measuring points. The restricted stock units generally vest on February 2, 2008, subject to continued employment with the Company and to the Company's achievement of the performance goals specified in the Performance Share Agreement. In general, the restricted stock units are subject to forfeiture during the restricted period upon termination of employment for any reason other than death, permanent disability, retirement, or involuntary termination by the Company for reasons other than cause (as defined in the Performance Share Agreement). In addition, the lapse of restrictions on restricted stock units under the Performance Share Agreement will be accelerated in the event of a change in control of the Company (as defined in the Performance Share Agreement), and shares of common stock equal to the Target Shares (as defined in the Performance Share Agreement) will vest immediately. If the employee elects to defer any of the performance shares pursuant to the Deferred Compensation Plan, the terms of the Deferred Compensation Plan will govern the timing of payment of vested shares.



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


Awards Granted Under the Restricted Stock and Performance Share Agreements

     The number of restricted shares granted under the Restricted Stock Agreement, and the number of restricted stock units representing the Target Shares to be awarded under the Performance Share Agreement, for each of the executive officers who were named in the Company's 2004 Proxy Statement and/or who are expected to be named in the Company's 2005 Proxy Statement is as follows:

                                                  Target
                              Restricted        Performance
      Name                      Shares            Shares
      ----                      ------            ------
Dorrit J. Bern...............  150,966           150,966
Joseph M. Baron..............   45,000            30,000
Anthony A. DeSabato..........   23,400            15,600
Eric M. Specter..............   39,000            26,000
Colin D. Stern...............   28,800            19,200


Item 9.01 Financial Statements and Exhibits.

     (c) Exhibits.

Exhibit No. Description

   99.1 Form of Charming Shoppes, Inc. 2004 Stock Award and Incentive Plan Restricted Stock Agreement between the Company and Dorrit J. Bern.

   99.2 Form of Charming Shoppes, Inc. 2004 Stock Award and Incentive Plan Restricted Stock Agreement - Section 16 Officers.

   99.3 Form of Charming Shoppes, Inc. 2004 Stock Award and Incentive Plan Performance Share Agreement between the Company and Dorrit J. Bern.

   99.4 Form of Charming Shoppes, Inc. 2004 Stock Award and Incentive Plan Performance Share Agreement.
















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


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       CHARMING SHOPPES, INC.
                                       ----------------------
                                           (Registrant)
Date: February 11, 2005

                                        /S/ ERIC M. SPECTER
                                       ---------------------
                                          Eric M. Specter
                                      Executive Vice President
                                      Chief Financial Officer









































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


                                  EXHIBIT INDEX


Exhibit No. Description

   99.1 Form of Charming Shoppes, Inc. 2004 Stock Award and Incentive Plan Restricted Stock Agreement between the Company and Dorrit J. Bern.

   99.2 Form of Charming Shoppes, Inc. 2004 Stock Award and Incentive Plan Restricted Stock Agreement - Section 16 Officers.

   99.3 Form of Charming Shoppes, Inc. 2004 Stock Award and Incentive Plan Performance Share Agreement between the Company and Dorrit J. Bern.

   99.4 Form of Charming Shoppes, Inc. 2004 Stock Award and Incentive Plan Performance Share Agreement.